Exhibit 99.2

NYRT
NEW YORK REIT

Q4 2014 SUPPLEMENTAL INFORMATION

Subway

Financial Period ended December 31, 2014 (unaudited)

New York REIT, Inc.

Table of Contents

	Page		Page
Financial Information:		Portfolio Metrics:
Company Overview	1	Square Footage Summary	15
Key Financial Metrics	2	Major Tenant Summary	16
Consolidated Balance Sheets	3	Tenant Industry Concentration	17
Consolidated Income Statements	4	Lease Expirations	18
Unconsolidated Joint Venture - Summary Balance Sheets and Income Statements	5	Leasing Activity	19
Reconciliation of Net Income (Loss) to FFO and AFFO	6	Tenant Improvements, Leasing Commissions and Capital Expenditures	20
Reconciliation of Net Income (Loss) to Adjusted EBITDA, NOI and Cash NOI	7	Property Table	21
Same Store Statistics	8	Definitions	23
Dividends and Payout Ratios	9	Management / Board of Directors	26
Debt Analysis	10
Mortgage Debt Summary	11
Leverage Metrics	12
Credit Facility and Liquidity Analysis	13
Debt Maturities	14

Forward-looking Statements:

This supplemental package includes “forward looking statements”. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the factors included in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, including those set forth under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” and (ii) in future periodic reports filed by the Company under the Securities Exchange Act of 1934, as amended. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2014, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

(i)

New York REIT, Inc.

Company Overview
OVERVIEW

New York REIT, Inc. (NYSE: NYRT) (the “Company”) is a publicly traded real estate investment trust focused on acquiring and operating commercial real estate in New York City. The Company seeks to provide its shareholders with both stable dividend income and appreciation potential. The Company's focused strategy enhances its effectiveness and provides investors with a pure play investment opportunity in New York City, one of the world's most dynamic real estate markets.

SNAPSHOT (December 31, 2014)

New York City Focus(1)	100%	Enterprise Value(3)	$3.0 billion
Manhattan Focus(1)	96%	Combined Debt/Enterprise Value(4)	41%
Square Feet(2)	3.4 million	Monthly Dividend per Share	$0.038
Number of Buildings	24	Annualized Dividend per Share	$0.46
Q4 2014 Ending Occupancy	94.9%	Dividend Yield(5)	4.3%
Weighted Average Remaining Lease Term	9.9 years	Fully Diluted Shares and Units Outstanding	167.3 million
Company Website	www.nyrt.com

______________

(1)	Based on square footage.

(2)	Includes pro-rata share of unconsolidated joint venture.

(3)	Based on the December 31, 2014 closing price of $10.59 per share and December 31, 2014 fully diluted share count and combined debt balances.

(4)	Based on combined debt, which includes pro-rata share of unconsolidated debt, as a percentage of enterprise value.

(5)	Based on the December 31, 2014 closing price of $10.59 per share.

New York REIT, Inc.

Key Financial Metrics
(dollar amounts in thousands, except per share information)

	Q4 2014		Q4 2014
OPERATING RESULTS		COMMON SHARE PRICE AND DIVIDENDS
Revenues	$45,512	At the end of the period	$10.59
NOI	$37,142	High during period	11.41
Cash NOI	$27,093	Low during period	10.22
Adjusted Cash NOI(1)	$33,362	Annualized dividend per share	0.46
Adjusted EBITDA	$31,967	Annualized dividend yield(4)	4.3%

Monthly dividends paid per share	$0.038	LEVERAGE INFORMATION
		Combined basis(3)
Core FFO	$21,409	Total debt	$1,235,117
Core FFO per diluted share	$0.13	Cash	(22,512)
		Net debt	1,212,605
AFFO	$18,028	Debt/enterprise value	41%
AFFO per diluted share	$0.11	Interest coverage ratio on combined debt	3.2 X
		Fixed charge coverage ratio on combined debt	3.2 X
MARKET CAPITALIZATION		Weighted average interest rate	3.2%
Share price(2)	$10.59	Weighted average remaining debt term (years)	4.6
Fully diluted common shares and units outstanding	167,340,822
Total equity market capitalization	$1,772,139	LIQUIDITY
Consolidated debt	$807,242	Cash	$22,512
Proportionate share of unconsolidated joint venture mortgage debt	$427,875	Undrawn financing commitments	70,000
Combined enterprise value	$3,007,256
______________

(1)	Adjusted for free rent.

(2)	Closing price on December 31, 2014.

(3)	Combined metrics include pro-rata share of unconsolidated joint venture debt.

(4)	Based on the December 31, 2014 closing price of $10.59 per share.

New York REIT, Inc.

Consolidated Balance Sheets
(in thousands)

	Q4 2014	Q3 2014	Q2 2014	Q1 2014
ASSETS
Real estate investments, at cost(1)
Land	$494,065	$498,820	$425,814	$425,814
Buildings, fixtures and improvements	1,235,918	1,223,365	990,451	990,466
Acquired intangible assets	158,383	151,346	127,004	127,004
Total real estate investments, at cost	1,888,366	1,873,531	1,543,269	1,543,284
Less: accumulated depreciation and amortization	(124,178)	(102,191)	(81,326)	(61,958)
Total real estate investments, net	1,764,188	1,771,340	1,461,943	1,481,326

Cash and cash equivalents	22,512	26,111	50,616	237,022
Investment in unconsolidated joint venture	225,501	228,749	228,834	229,127
Preferred equity investment	35,100	35,100	33,600	30,000
Other assets	73,534	67,463	53,375	42,588
Total assets	$2,120,835	$2,128,763	$1,828,368	$2,020,063

LIABILITIES AND EQUITY
Mortgage notes payable	$172,242	$172,363	$172,482	$172,599
Credit facility	635,000	625,000	305,000	305,000
Market lease intangibles, net	84,220	81,813	66,953	69,897
Other liabilities	32,420	28,259	31,141	42,484
Derivatives, at fair value	1,276	14,224	39,777	940
Total liabilities	925,158	921,659	615,353	590,920

Common stock	1,622	1,620	1,620	1,756
Additional paid-in capital	1,401,619	1,400,400	1,399,480	1,547,889
Accumulated other comprehensive loss	(816)	(359)	(1,446)	(615)
Accumulated deficit	(255,478)	(209,463)	(200,524)	(120,329)
Total stockholders' equity	1,146,947	1,192,198	1,199,130	1,428,701
Non-controlling interests	48,730	14,906	13,885	442
Total equity	1,195,677	1,207,104	1,213,015	1,429,143
Total liabilities and equity	$2,120,835	$2,128,763	$1,828,368	$2,020,063
____________________________

(1)
The allocations to land, buildings, fixtures and improvements and acquired intangible assets were previously provisionally allocated, pending receipt of additional information, which was received in the fourth quarter of 2014.

New York REIT, Inc.

Consolidated Income Statements(1)
(in thousands, except for share and per share information)

	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Total
Revenues
Rental income	$33,700	$30,246	$26,104	$27,171	$117,221
Hotel revenue	7,244	6,051	6,542	2,905	22,742
Operating expense reimbursements and other revenue(2)	4,568	4,217	3,303	3,516	15,604
Total revenues	45,512	40,514	35,949	33,592	155,567
Operating expenses
Property operating	10,750	9,297	8,304	8,858	37,209
Hotel operating	6,554	6,260	5,775	5,147	23,736
Asset management fees to affiliates	3,143	2,980	2,274	—	8,397
Acquisition and transaction related	1	4,436	11,577	69	16,083
Asset management fee earnout(3)	—	—	11,500	—	11,500
Change in value of listing promote(4)	20,079	(24,700)	38,100	—	33,479
General and administrative	1,676	864	876	1,345	4,761
Equity-based compensation(5)	3,203	2,475	1,882	16	7,576
Depreciation and amortization	21,907	21,657	20,222	21,013	84,799
Total operating expenses	67,313	23,269	100,510	36,448	227,540
Operating income (loss)	(21,801)	17,245	(64,561)	(2,856)	(71,973)
Other income (expense)
Interest expense	(6,561)	(8,407)	(4,813)	(3,939)	(23,720)
Income (loss) from unconsolidated joint venture	(378)	(85)	948	(1,984)	(1,499)
Income from preferred equity investment, investment securities and interest	836	769	677	624	2,906
Gain on derivative instruments	—	—	1	—	1
Total other expense	(6,103)	(7,723)	(3,187)	(5,299)	(22,312)
Net income (loss)	(27,904)	9,522	(67,748)	(8,155)	(94,285)
Net loss (income) attributable to non-controlling interests(6)	574	173	511	(1)	1,257
Net income (loss) attributable to stockholders	$(27,330)	$9,695	$(67,237)	$(8,156)	$(93,028)
Basic weighted average shares	162,019,399	161,975,420	168,972,601	175,068,005	166,959,316
Adjustments to fully diluted shares(7)	3,721,376	2,366,048	1,376,573	616,776	2,216,990
Fully diluted weighted average shares	165,740,775	164,341,468	170,349,174	175,684,781	169,176,306

Net income (loss) per basic share attributable to stockholders	$(0.17)	$0.06	$(0.40)	$(0.05)	$(0.56)
Net income (loss) per diluted share attributable to stockholders(8)	$(0.17)	$0.05	$(0.40)	$(0.05)	$(0.56)
______________

(1)	Certain prior quarter amounts have been reclassified to conform with the current quarter presentation.

(2)	Includes revenues earned from self managing the garage at 416 Washington Street.

(3)	Represents the value of previously issued Class B units, which vested upon the achievement of the performance condition upon the listing. This is a non-cash expense.

(4)
Represents the change in the estimated value of the listing promote at June 30, 2014 and September 30, 2014 based on the closing share price of $11.06 and $10.28 on those days, respectively. The final value of the listing promote was determined in the fourth quarter of 2014. This is a non-cash expense.

(5)	Amounts represent the portion of non-cash expense related to the outperformance plan which vests over five years and other non-cash board compensation.

(6)	Includes amounts allocated to minority interest holders of 163 Washington Street and operating partnership unitholders.

(7)	Q3 2014 and Q4 2014 include the portion of the LTIPs on which dividends were paid beginning in Q3 2014.

(8)	Adjustments to fully diluted shares are excluded from the calculation of diluted loss per share attributable to stockholders as their effect would have been antidilutive.

New York REIT, Inc.

Unconsolidated Joint Venture — Summary Balance Sheets and Income Statements
(in thousands)

	Q4 2014	Q3 2014	Q2 2014	Q1 2014
Unconsolidated Joint Venture Condensed Balance Sheet
Real estate assets, at cost	$704,143	$698,939	$697,643	$696,426
Less accumulated depreciation and amortization	(97,181)	(92,066)	(87,351)	(82,635)
Total real estate assets, net	606,962	606,873	610,292	613,791
Other assets	255,784	263,068	253,620	247,705
Total assets	$862,746	$869,941	$863,912	$861,496

Debt	$875,000	$875,000	$875,000	$875,000
Other liabilities	12,442	16,772	13,129	10,294
Total liabilities	887,442	891,772	888,129	885,294
Deficit	(24,696)	(21,831)	(24,217)	(23,798)
Total liabilities and deficit	$862,746	$869,941	$863,912	$861,496

Company's basis	$225,501	$228,749	$228,834	$229,127

Unconsolidated Joint Venture Condensed Statement of Operations
Revenue:
Rental income	$29,237	$28,867	$27,739	$27,655
Other revenue	1,246	1,242	1,229	1,215
Total revenue	30,483	30,109	28,968	28,870
Operating expenses:
Operating expense	12,212	11,407	10,779	11,513
Depreciation and amortization	7,946	6,261	6,260	6,368
Total operating expenses	20,158	17,668	17,039	17,881
Operating income	10,325	12,441	11,929	10,989
Interest expense	(10,101)	(10,102)	(9,992)	(9,882)
Net income	224	2,339	1,937	1,107
Preferred distributions	(3,936)	(3,936)	(1,334)	(6,411)
Net income (loss) to members	$(3,712)	$(1,597)	$603	$(5,304)

Company's preferred distribution	$3,936	$3,936	$3,894	$3,851
Company's share of net income (loss)	(1,816)	(780)	295	(2,594)
Amortization of difference in basis	(2,498)	(3,241)	(3,241)	(3,241)
Company's share of income (Company's basis)	$(378)	$(85)	$948	$(1,984)

Supplemental information:
Straight-line rent included in rental income above	$1,628	$1,390	$1,550	$1,146
Above/below market lease amortization	—	—	—	—

New York REIT, Inc.

Reconciliation of Net Income (Loss) to FFO and AFFO
(in thousands, except share and per share information)

	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Total
Net income (loss)	$(27,904)	$9,522	$(67,748)	$(8,155)	$(94,285)
Depreciation and amortization, net of adjustments related to joint venture	21,899	21,649	20,213	21,003	84,764
Depreciation and amortization related to unconsolidated joint venture(1)	6,384	6,302	6,302	6,354	25,342
Funds from operations (FFO)	379	37,473	(41,233)	19,202	15,821
Acquisition fees and expenses	1	4,436	11,577	69	16,083
Asset management fee earnout	—	—	11,500	—	11,500
Change in value of listing promote	20,079	(24,700)	38,100	—	33,479
Non-recurring revenue	(702)	(855)	—	—	(1,557)
Non-recurring deferred financing cost expense	492	3,108	—	—	3,600
Non-recurring non-cash compensation expense	1,160	332	—	—	1,492
Core FFO	21,409	19,794	19,944	19,271	80,418
Plus:
Non-cash compensation expense	2,042	2,143	1,882	16	6,083
Non-cash portion of interest expense	1,159	1,275	1,424	726	4,584
Class B dividends	—	—	19	88	107
Seller free rent credit	3,679	2,277	—	—	5,956
Minus:
Amortization of market lease intangibles	(2,724)	(2,296)	(2,267)	(2,454)	(9,741)
Mark-to-market adjustments	—	—	(1)	—	(1)
Straight-line rent	(7,616)	(5,926)	(2,533)	(3,517)	(19,592)
Straight-line ground rent	1,087	1,087	1,087	1,087	4,348
Tenant improvements - second generation	(102)	(305)	(363)	(1,203)	(1,973)
Leasing commissions - second generation	(110)	(48)	(245)	(13)	(416)
Building improvements - second generation	—	(10)	—	—	(10)
Proportionate share of straight-line rent related to unconsolidated joint venture	(796)	(680)	(758)	(560)	(2,794)
Adjusted funds from operations (AFFO)	$18,028	$17,311	$18,189	$13,441	$66,969

Fully diluted shares	165,740,775	164,341,468	170,349,174	175,684,781	169,176,306
FFO per diluted share	$—	$0.23	$(0.24)	$0.11	$0.09
Core FFO per diluted share	$0.13	$0.12	$0.12	$0.11	$0.48
AFFO per diluted share	$0.11	$0.11	$0.11	$0.08	$0.40
________________________

(1)	Proportionate share of depreciation and amortization related to unconsolidated joint venture and amortization of difference in basis.

New York REIT, Inc.

Reconciliation of Net Income (Loss) to Adjusted EBITDA, NOI and Cash NOI
(in thousands)

	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Total
Combined:
Net income (loss)	$(27,904)	$9,522	$(67,748)	$(8,155)	$(94,285)
Acquisition and transaction related	1	4,436	11,577	69	16,083
Asset management fee earnout	—	—	11,500	—	11,500
Depreciation and amortization	21,907	21,657	20,222	21,013	84,799
Interest expense	6,561	8,407	4,813	3,939	23,720
Gain on derivative instruments	—	—	(1)	—	(1)
Change in value of listing promote	20,079	(24,700)	38,100	—	33,479
Adjustments related to unconsolidated joint venture(1)	11,323	11,242	11,189	11,187	44,941
Adjusted EBITDA	31,967	30,564	29,652	28,053	120,236
General and administrative	1,676	864	876	1,345	4,761
Equity-based compensation	3,203	2,475	1,882	16	7,576
Asset management fee to affiliate	3,143	2,980	2,274	—	8,397
Income from preferred equity investment, investment securities and interest	(836)	(769)	(677)	(624)	(2,906)
Preferred return on unconsolidated joint venture	(3,936)	(3,936)	(3,894)	(3,851)	(15,617)
Proportionate share of other adjustments related to unconsolidated joint venture	1,925	1,924	652	3,135	7,636
NOI	37,142	34,102	30,765	28,074	130,083
Amortization of above/below market lease assets and liabilities	(2,724)	(2,296)	(2,267)	(2,454)	(9,741)
Straight-line rent	(7,616)	(5,926)	(2,533)	(3,517)	(19,592)
Straight-line ground rent	1,087	1,087	1,087	1,087	4,348
Proportionate share of straight-line rent related to unconsolidated joint venture	(796)	(680)	(758)	(560)	(2,794)
Cash NOI	$27,093	$26,287	$26,294	$22,630	$102,304
Supplemental information:
Cash NOI - Office(2)	$22,206	$22,423	$21,273	$20,813	$86,715
Cash NOI - Stand-alone retail	2,785	2,699	2,763	2,574	10,821
Cash NOI - Hotel	1,665	767	1,741	(1,268)	2,905
Cash NOI - Other(3)	437	398	517	511	1,863
Cash NOI	$27,093	$26,287	$26,294	$22,630	$102,304
Cash NOI - Excluding Hotel	$25,428	$25,520	$24,553	$23,898	$99,399

Free rent	6,269	4,217	1,861	1,650	13,997

Adjusted Cash NOI	$33,362	$30,504	$28,155	$24,280	$116,301
Adjusted Cash NOI - Excluding Hotel	$31,697	$29,737	$26,414	$25,548	$113,396
______________

(1)	Proportionate share of adjustments related to unconsolidated joint venture and amortization of difference in basis.

(2)	Includes retail suites associated with office properties.

(3)	Includes 163 Washington Street multi-family residential property and parking garages.
Note — Consolidated adjusted EBITDA for the fourth quarter was $21,022, reflecting net loss of $27,904 increased by the change in the estimated value of the listing promote of $20,079, acquisition and transaction related costs of $1, depreciation and amortization of $21,907, the Company's share of loss in its joint venture of $378 and interest expense of $6,561.

New York REIT, Inc.

Same Store Statistics(1)
(dollar amounts in thousands)

	Q4 2014	Q3 2014	Change	% change
Total portfolio square footage / total buildings	3,423,080(2) / 24	3,425,750 / 24
Same store square footage / same store buildings	3,013,174(2) / 22	3,015,844 / 22
Same store occupancy at quarter end	94.5%	94.5%

Total GAAP operating revenue	$46,884	$46,626	$258	0.6%
Less: Straight line rent adjustment	(4,124)	(4,204)
Less: Above/below market lease amortization	(2,131)	(2,111)
Total cash operating revenue	$40,629	$40,311	$318	0.8%

Total operating expenses	$15,606	$14,472	$1,134	7.8%

Same store NOI	$31,278	$32,154	$(876)	(2.7)%
Same store Cash NOI	$25,023	$25,839	$(816)	(3.2)%
_______________

(1)	Same store portfolio excludes the Viceroy Hotel and consists of only those properties owned and operated for the entire current and prior periods presented.

(2)	Square footage may change due to reconfiguration of tenants' occupied space.

Note: Amounts above include our pro-rata share of investments in unconsolidated joint ventures.
Note: A reconciliation of Net Income (Loss) to Cash NOI, a non-GAAP measure, appears on page 7 of this supplemental information package.

New York REIT, Inc.

Dividends and Payout Ratios
(dollar amounts in thousands, except per share information)

	Q4 2014	Q3 2014	Q2 2014	Q1 2014
Dividends paid in cash	$18,629	$18,626	$17,050	$11,774
Dividends reinvested	—	—	4,935	14,084
LTIP dividends paid	102	170	—	—
OP dividends paid	265	146	117	88
Restricted stock dividends paid	35	8	2	4
Total dividends paid	$19,031	$18,950	$22,104	$25,950

Weighted average fully diluted shares	165,740,775	164,341,468	170,349,174	175,684,781

Dividends per fully diluted share	$0.1148	$0.1153	$0.1298	$0.1477

Core FFO per fully diluted share	$0.13	$0.12	$0.12	$0.11
AFFO per fully diluted share	$0.11	$0.11	$0.11	$0.08

Payout ratios
Quarterly dividend per share(1)	$0.115	$0.115	$0.115	$0.115
Core FFO payout ratio	89%	96%	98%	105%
AFFO payout ratio	106%	109%	108%	150%
______________

(1)	Current dividend payment was reduced in April 2014 from $0.605 per share to $0.46 per share on an annual basis paid monthly. This calculation is based on $0.46 per share.

New York REIT, Inc.

Debt Analysis
(dollar amounts in thousands)

	Q4 2014	Weighted Average Remaining Term (Years)	Weighted Average Rate	% of Total Debt
Consolidated mortgage debt	$172,242	3.0	3.6%	13.9%
Consolidated credit facility term debt - fixed rate	80,000	3.6	3.4%	6.5%
Consolidated credit facility revolving debt - floating rate	225,000	3.6	1.9%	18.3%
Consolidated credit facility term debt - floating rate	330,000	1.6	1.9%	26.7%
Total consolidated debt	807,242	2.7	2.4%	65.4%

Company's share of unconsolidated joint venture mortgage debt	427,875	8.2	4.6%	34.6%
Combined debt	$1,235,117	4.6	3.2%	100.0%

Fixed rate debt (including pro-rata share of unconsolidated debt)	$680,117
Floating rate debt	$555,000

% fixed rate debt (including pro-rata share of unconsolidated debt)	55%
% floating rate debt	45%

Average fixed rate (including pro-rata share of unconsolidated debt)	4.2%
Average floating rate	1.9%

New York REIT, Inc.

Mortgage Debt Summary
(dollar amounts in thousands)

	Debt amount	Maturity	Effective interest rate
Consolidated mortgages:
229 West 36th Street	$35,000	12/27/2017	2.9%
256 West 38th Street	24,500	12/26/2017	3.1%
367-387 Bleecker Street	21,300	12/6/2015	4.3%
Design Center	20,198	12/1/2021	4.4%
1100 Kings Highway	20,200	8/1/2017	3.4%
One Jackson Square	13,000	12/1/2016	3.4%
350 West 42nd Street	11,365	8/29/2017	3.4%
Duane Reade	8,400	11/1/2016	3.6%
1623 Kings Highway	7,288	11/1/2017	3.3%
416 Washington Street	4,741	12/1/2021	4.4%
Foot Locker	3,250	6/6/2016	4.6%
Regal Parking Garage	3,000	7/6/2016	4.5%
Consolidated mortgage debt	172,242		3.6%

Pro-rata share of unconsolidated joint venture mortgage debt:
One Worldwide Plaza	427,875	3/6/2023	4.6%

Combined mortgage debt	$600,117		4.3%

New York REIT, Inc.

Leverage Metrics
(dollar amounts in thousands)

	Q4 2014
	Consolidated Basis		Combined Basis
Interest coverage ratio
Interest expense(1)	$6,561		$6,561
Non-cash interest expense	(1,159)		(1,159)
Non-recurring deferred financing cost expense	(492)		(492)
Interest expense related to unconsolidated joint venture	—		4,940
Total interest	$4,910		$9,850
Adjusted EBITDA	$21,022		$31,967
Interest coverage ratio	4.3	X	3.2	X

Fixed charge coverage ratio
Total interest	$4,910		$9,850
Secured debt principal amortization	121		121
Total fixed charges	$5,031		$9,971
Adjusted EBITDA	$21,022		$31,967
Fixed charge coverage ratio	4.2	X	3.2	X

Net debt to adjusted EBITDA ratio
Company's pro rata share of total debt	$807,242		$1,235,117
Less: cash and cash equivalents	(22,512)		(22,512)
Net debt	$784,730		$1,212,605
Adjusted EBITDA annualized(2)	$84,088		$127,868
Net debt to adjusted EBITDA ratio	9.3	X	9.5	X

Debt to enterprise value
Company's pro rata share of debt	$807,242		$1,235,117
Equity(3)	1,772,139		1,772,139
Enterprise value(3)	$2,579,381		$3,007,256
Debt as % of enterprise value	31.3%		41.1%

Unencumbered real estate assets/total real estate assets:
Unencumbered real estate assets(4)	$1,512,039
Total real estate assets	$2,468,267
Unencumbered real estate assets/total real estate assets	61%
__________________

(1)	Excludes the Company’s share of unconsolidated joint venture debt.

(2)	Adjusted EBITDA during Q4 2014 annualized (multiplied by 4).

(3)	Based on the December 31, 2014 closing price of $10.59 per share and December 31, 2014 debt balances and share count.

(4)	No mortgage encumbrance.

New York REIT, Inc.

Credit Facility and Liquidity Analysis(1)
(dollar amounts in thousands)

	Q4 2014	Q3 2014	Q2 2014	Q1 2014
Credit facility availability:
Credit facility commitments	$705,000	$705,000	$705,000	$390,000
Outstanding balance on credit facility	635,000	625,000	305,000	305,000
Undrawn credit facility commitments	$70,000	$80,000	$400,000	$85,000

Outstanding balance - term debt	$305,000	$305,000	$305,000	$80,000
Outstanding balance - revolving debt	330,000	320,000	—	225,000
Total outstanding balance	$635,000	$625,000	$305,000	$305,000

Liquidity:
Cash	$22,512	$26,111	$50,616	$237,022
Undrawn credit facility commitments	70,000	80,000	400,000	85,000

		Actual - as of
	Required	December 31, 2014
Credit facility covenant ratios(1):
Consolidated leverage ratio	< 60%	50.2%
Fixed charge coverage ratio	> 1.5X	3.3X
Tangible net worth	> $900,000	$1,270,383
Secured leverage ratio	< 60%	24%
Borrowing base advance rate	< 60%	51.5%
Debt service coverage ratio	> 1.3X	1.31
_______________

(1)
The Company’s credit facility covenant ratios are computed in accordance with the terms of the Company’s credit facility agreement, as applicable. The methodology for these computations may differ significantly from similarly titled ratios of other companies and throughout the Company’s supplemental.

New York REIT, Inc.

Debt Maturities
(dollar amounts in thousands)

	Total	2015	2016	2017	2018	2019	Thereafter
Consolidated mortgage debt	$172,242	$21,794	$28,167	$102,730	$4,573	$4,777	$10,201
Proportionate share of unconsolidated joint venture mortgage debt	427,875	—	—	—	4,860	6,837	416,178
Combined mortgage debt	600,117	21,794	28,167	102,730	9,433	11,614	426,379

Credit facility - revolving	330,000	—	330,000	—	—	—	—
Credit facility - term	305,000	—	—	—	305,000	—	—
Total credit facility	635,000	—	330,000	—	305,000	—	—
Total combined debt	$1,235,117	$21,794	$358,167	$102,730	$314,433	$11,614	$426,379
% Expiring	100.0%	1.8%	29.0%	8.3%	25.5%	0.9%	34.5%
% Expiring with extensions(1)	100.0%	1.8%	2.3%	8.3%	52.2%	0.9%	34.5%

Weighted average remaining term (years)	4.6
Weighted average remaining term (years) (excluding credit facility)	6.7

Debt maturing	$1,235,117	$21,794	$358,167	$102,730	$314,433	$11,614	$426,379
Weighted average interest rate expiring	3.2%	4.4%	2.1%	3.2%	2.3%	4.5%	4.6%

Debt maturing (excluding credit facility)	$600,117	$21,794	$28,167	$102,730	$9,433	$11,614	$426,379
Weighted average interest rate expiring	4.3%	4.4%	3.8%	3.2%	4.5%	4.5%	4.6%
_________________________

(1)	The Company has, subject to certain conditions as outlined in its credit facility agreement, the option to extend the maturity date of the revolving portion of its credit facility to August 2018.

New York REIT, Inc.

Square Footage Summary

As of December 31, 2014	Total	Manhattan	Brooklyn	Queens
Total square feet by property type:
Office	2,798,724	2,769,233	29,491	—
Retail (1)	318,829	249,981	59,081	9,767
Hotel	128,612	128,612	—	—
Parking	120,589	120,589	—	—
Residential	40,437	—	40,437	—
Storage	15,889	15,889	—	—
Total owned square feet (end of period) (2)	3,423,080	3,284,304	129,009	9,767

% of total square feet by property type:
Office	81.8%	84.3%	22.9%	—%
Retail (1)	9.3%	7.6%	45.8%	100.0%
Hotel	3.8%	3.9%	—%	—%
Parking	3.5%	3.7%	—%	—%
Residential	1.2%	—%	31.3%	—%
Storage	0.5%	0.5%	—%	—%
Total owned square feet (end of period) (2)	100.0%	95.9%	3.8%	0.3%
_____________

(1)	Includes 95,693 square feet of stand-alone retail and 224,943 square feet of retail associated with the Company’s office portfolio.

(2)	Excludes 15,055 square foot parking garage at 416 Washington Street, which is being operated under a management agreement with a third party.

All figures above include the Company’s proportionate share of investments in unconsolidated joint ventures.

New York REIT, Inc.

Major Tenant Summary
(dollar amounts in thousands)

Top Ten Office Tenants as a % of Total Annualized Cash Rent		Property	Total Square Feet	Annualized Cash Rent	% of Annualized Cash Rent
1	Cravath, Swaine & Moore, LLP	One Worldwide Plaza	301,779	$28,831	16.0%
2	Nomura Holding America Inc.	One Worldwide Plaza	400,934	18,845	10.5%
3	Twitter, Inc.	245-249 West 17th Street	214,765	14,718	8.2%
4	Macy's, Inc.	1440 Broadway	203,196	12,009	6.7%
5	Rentpath Inc.	1440 Broadway	170,734	11,687	6.5%
6	The Segal Company (Eastern States) Inc.	333 West 34th Street	144,307	8,773	4.9%
7	Spring Studios New York LLC	50 Varick Street	158,573	7,087	3.9%
8	Advance Magazine	1440 Broadway	72,194	4,263	2.4%
9	Metropolitan Transportation Authority (MTA)	333 West 34th Street	130,443	3,443	1.9%
10	Liz Claiborne, Inc.	1440 Broadway	67,213	3,173	1.8%
	Total top ten office tenants		1,864,138	$112,829	62.8%

Top Ten Retail Tenants as a % of Total Annualized Cash Rent		Property	Total Square Feet	Annualized Cash Rent	% of Annualized Cash Rent
1	Room & Board, Inc.	245-249 West 17th Street	60,062	$4,650	2.6%
2	Sam Ash New York Megastores, LLC	333 West 34th Street	29,688	1,449	0.8%
3	Citibank, N.A.	1440 Broadway	11,533	1,224	0.7%
4	Dodger Stage Holding Theatricals, Inc.	One Worldwide Plaza	27,841	1,166	0.6%
5	Duane Reade	Duane Reade	9,767	1,071	0.6%
6	TD Bank, N.A.	One Jackson Square	4,158	1,018	0.6%
7	Burberry Limited	367-387 Bleecker Street	4,726	1,017	0.6%
8	Early Bird Delivery Systems LLC, d/b/a Urban Express	229 W 36th Street	20,132	967	0.5%
9	The Dress Barn, Inc.	1100 Kings Highway	14,200	762	0.4%
10	JP Morgan Chase Bank, N.A.	1100 Kings Highway	6,385	754	0.4%
	Total top ten retail tenants		188,492	$14,078	7.8%

New York REIT, Inc.

Tenant Industry Concentration

% of Annualized Cash Rent
Technology, Advertising, Media & Information ("TAMI")	28%
Legal Services	17%
Retail	16%
Finance, Insurance, Real Estate	14%
Professional Services	8%
Education	3%
Consumer Goods	3%
Other	3%
Food and Beverage	3%
Health Services	2%
Government	2%
Parking	1%
100%

New York REIT, Inc.

Lease Expirations

	Total	2015	2016	2017	2018	2019	Thereafter
Combined:(1)
Leases expiring	133	7	11	17	14	7	77
Expiring Annualized Cash Rent (in thousands)(2) (3)	$209,800	$15,127	$6,225	$7,315	$2,262	$2,544	$176,327
Expiring square feet(3)	3,094,993	223,979	106,755	106,379	46,859	57,562	2,553,459
% of total square feet expiring	100.0%	7.2%	3.4%	3.4%	1.5%	1.9%	82.5%

Annualized Cash Rent per square foot(2) (3)	$67.79	$67.54	$58.31	$68.76	$48.27	$44.20	$69.05

Consolidated properties:
Leases expiring	104	6	7	16	10	5	60
Expiring Annualized Cash Rent (in thousands)(2) (3)	$143,595	$15,111	$6,035	$6,330	$1,917	$2,435	$111,767
Expiring square feet(3)	2,160,098	223,514	105,090	89,959	45,026	54,837	1,641,672
% of total square feet expiring	100.0%	10.3%	4.9%	4.2%	2.1%	2.5%	76.0%

Annualized Cash Rent per square foot(2) (3)	$66.48	$67.61	$57.43	$70.37	$42.58	$44.40	$68.08

Unconsolidated joint ventures:
Leases expiring	29	1	4	1	4	2	17
Expiring Annualized Cash Rent (in thousands)(2)	$66,205	$16	$190	$985	$345	$109	$64,560
Expiring square feet	934,895	465	1,665	16,420	1,833	2,725	911,787
% of total square feet expiring	100.0%	—%	0.2%	1.8%	0.2%	0.3%	97.5%

Annualized Cash Rent per square foot(2)	$70.82	$34.44	$114.14	$59.99	$188.19	$40.00	$70.81
_________________

(1)	Combined reflects 100% of consolidated properties plus the Company’s pro rata share of unconsolidated properties.

(2)	Expiring Annualized Cash Rent represents contractual cash base rents at the time of lease expiration and reimbursements from tenants, excluding electric reimbursements and free rent.

(3)
Excludes 37,335 square feet of leased residential space and 122,896 square feet of the hotel (which excludes space leased to the hotel restaurant tenant). Total vacant square footage at December 31, 2014 was 167,856 square feet.

New York REIT, Inc.

Leasing Activity

	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Total
Leasing activity:
Leases executed	2	6	3	2	13
Total square feet leased	21,868	67,437	45,019	8,379	142,703
Company's share of square feet leased	21,868	49,029	25,387	8,379	104,663
Initial rent	$58.31	$56.28	$54.65	$43.68	$55.30
Weighted average lease term (years)	7.7	10.7	9.6	7.3	8.9

Replacement leases:(1)
Replacement leases executed	1	2	2	2	7
Square feet	8,364	14,077	6,601	8,379	37,421

Cash basis:
Initial rent	$53.97	$53.57	$43.33	$43.68	$49.64
Prior escalated rent (2)	$45.99	$49.68	$39.42	$38.09	$44.45
Percentage increase	17%	8%	10%	15%	12%

GAAP basis:
Initial rent	$61.88	$53.22	$43.84	$46.94	$52.10
Prior escalated rent (2)	$43.67	$49.75	$38.48	$37.40	$43.64
Percentage increase	42%	7%	14%	26%	19%

Tenant improvements on replacement leases per square foot(3)	$17.00	$21.85	$14.40	$—	$14.56
Leasing commissions on replacement leases per square foot(3)	$20.82	$14.57	$5.89	$18.28	$15.27
_______________

(1)	Replacement leases are for space that was leased during the period and also has been leased at some time during the prior twelve months.

(2)	Prior escalated rent is calculated as total annualized income less electric charges. It includes base rent and recoveries related to property taxes and operating expenses.

(3)	Presented as if tenant improvements and leasing commissions were incurred in the period in which the lease was signed, which may be different than the period in which these amounts were actually paid.

New York REIT, Inc.

Tenant Improvements, Leasing Commissions and Capital Expenditures
(in thousands)

	Q4 2014	Q3 2014	Q2 2014	Q1 2014
Capital expenditures (accrual basis):(1)
First generation tenant improvements	$6,270	$330	$—	$—
First generation leasing commissions	1,362	312	366	—
First generation building improvements	4,487	3,276	1,556	224
Total first generation tenant improvements, leasing commissions and capital expenditures	$12,119	$3,918	$1,922	$224

Second generation tenant improvements	$102	$305	$363	$1,203
Second generation leasing commissions	110	48	245	13
Second generation building improvements	—	10	—	—
Total second generation tenant improvements, leasing commissions and capital expenditures	212	363	608	1,216
Total tenant improvements, leasing commissions and capital expenditures	$12,331	$4,281	$2,530	$1,440
____________

(1)	Amounts incurred presented on a combined basis, including our pro rata share of our unconsolidated joint venture.

New York REIT, Inc.
Property Table

Property	Ownership	Rentable Square Feet(1)	Percent Occupied	Annualized Cash Rent (in thousands)	Annualized Cash Rent Per Occupied SF	Number of Leases
Manhattan Office Properties - Office
Design Center	100.0%	81,082	100.0%	$3,942	$48.62	19
416 Washington Street	100.0%	1,565	100.0%	56	36.02	1
256 West 38th Street	100.0%	106,983	100.0%	3,744	35.00	11
229 West 36th Street	100.0%	128,762	90.5%	4,497	38.60	6
218 West 18th Street	100.0%	165,670	100.0%	9,299	56.13	7
50 Varick Street	100.0%	158,573	100.0%	7,087	44.70	1
333 West 34th Street	100.0%	317,040	100.0%	13,793	43.51	3
1440 Broadway	100.0%	726,344	89.2%	38,153	58.87	10
One Worldwide Plaza	48.9%	879,611	94.2%	54,384	65.61	7
245-249 West 17th Street	100.0%	217,577	98.7%	14,718	68.53	1
Manhattan Office Properties - Office Total		2,783,207	94.8%	149,673	56.71	66

Manhattan Office Properties - Retail
256 West 38th Street	100.0%	10,282	97.8%	410	40.78	2
229 West 36th Street	100.0%	20,132	100.0%	967	47.97	1
333 West 34th Street	100.0%	29,688	100.0%	1,449	48.81	1
1440 Broadway	100.0%	29,335	90.3%	2,989	112.86	8
One Worldwide Plaza	48.9%	123,638	85.7%	3,788	35.74	19
245-249 West 17th Street	100.0%	63,718	100.0%	4,980	78.16	2
Manhattan Office Properties - Retail Total		276,793	92.5%	14,583	56.95	33
Sub-Total/Weighted Average Manhattan Office Properties - Office and Retail		3,060,000	94.6%	164,256	$56.73	99
_____________________________

(1)
Does not include 128,612 square feet at the Viceroy Hotel, antenna leases at Worldwide Plaza or 15,055 square feet at the garage at 416 Washington Street, which is being operated under a management contract with a third party.

New York REIT, Inc.
Property Table (continued)

Property	Ownership	Rentable Square Feet(1)	Percent Occupied	Annualized Cash Rent (in thousands)	Annualized Cash Rent Per Occupied SF	Number of Leases
Manhattan Stand Alone Retail
367-387 Bleecker Street	100.0%	9,724	100.0%	2,617	$269.10	5
33 West 56th Street (garage)	100.0%	12,856	100.0%	448	34.88	1
416 Washington Street	100.0%	7,436	100.0%	446	59.97	2
One Jackson Square	100.0%	8,392	100.0%	1,528	182.07	5
350 West 42nd Street	100.0%	42,774	100.0%	1,731	40.46	4
350 Bleecker Street	100.0%	14,511	100.0%	1,130	77.90	3
Sub-Total/Weighted Average Manhattan Stand Alone Retail		95,693	100.0%	7,900	82.56	20

Outer-Borough Properties
86th Street, Brooklyn	100.0%	6,118	100.0%	484	79.19	1
163 Washington Avenue, Brooklyn	97.4%	41,613	92.5%	2,027	52.65	49
163-30 Cross Bay, Queens	100.0%	9,767	100.0%	1,071	109.68	1
1100 Kings Highway, Brooklyn	100.0%	61,318	100.0%	2,719	44.34	5
1623 Kings Highway, Brooklyn	100.0%	19,959	100.0%	1,043	52.25	3
Sub-Total/Weighted Average Outer-Borough Properties		138,775	97.8%	7,344	54.13	59
Portfolio Total		3,294,468	94.9%	$179,500	$57.41	178
_____________________________

(1)
Does not include 128,612 square feet at the Viceroy Hotel, antenna leases at Worldwide Plaza or 15,055 square feet at the garage at 416 Washington Street, which is being operated under a management contract with a third party.

Hotel operations for the quarter consisted of the following:

Average occupancy	77.2%
Average daily rate	$402.46
REVPAR	$310.72

New York REIT, Inc.

Definitions

Definitions
This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K as well as other documents filed with or furnished to the SEC from time to time.
Adjusted Cash NOI
Adjusted Cash NOI is Cash NOI (as defined below) after eliminating the effects of free rent.
Adjusted funds from operations (AFFO)
AFFO is Core FFO, excluding certain income or expense items that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights and gains and losses on investments. In addition, by excluding non-cash income and expense items such as amortization of above and below market leases, amortization of deferred financing costs, straight-line rent and non-cash equity compensation from AFFO we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the Company or require capital resources of the Company. We exclude dividends related to Class B units and certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted. Furthermore we include certain cash inflows and outflows that are reflective of operating activities including preferred returns on joint ventures, second generation tenant improvements and leasing commissions (included in the period in which the lease commences) and recurring capital expenditures. We also include items such as free rent credits paid by sellers because these funds are paid to us during the free rent period and therefore improve our liquidity and ability to pay dividends.
Although our AFFO may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash dividends to stockholders. In addition, we believe that to further understand our liquidity, AFFO should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. AFFO does not represent cash generated from operating activities determined in accordance with GAAP, and AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.
Annualized Cash Rent
Cash rent at the end of the reporting period, including operating expense reimbursements, excluding electric. Real estate tax reimbursements are typically multiplied by two because they are paid semi-annually. Free rent periods are excluded from annualized cash rent.
Cash net operating income (Cash NOI)
NOI, presented on a cash basis, which is NOI after eliminating the effects of straight-lining of rent and fair value lease revenue.
Core funds from operations (Core FFO)
Core FFO is FFO, excluding acquisition and transaction related costs as well as certain other costs that management deems to be non-recurring. The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our business plan to generate operational income and cash flows in order to make dividends to investors. In evaluating investments in real estate, management differentiates the costs to acquire the investment from the operations derived from the investment. By excluding expensed acquisition costs, management believes Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management’s analysis of the investing and operating performance of our properties.
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)
Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization, acquisition and transaction-related expenses and other non-cash items, including our pro-rata share of investments in unconsolidated joint ventures. We believe Adjusted EBITDA is an appropriate measure of our ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate adjusted EBITDA differently and our calculation should not be compared to that of other REITs. Adjusted EBITDA is adjusted to include our pro-rata share of Adjusted EBITDA from unconsolidated joint ventures.

Effective interest rate
The annualized rate, on a 365-day basis, at which interest expense is recorded per the respective loan documents, excluding the impact of the amortization of any debt discounts/premiums and deferred financing costs. For instance, the stated interest rate in a loan agreement may be based on a 360 day year. Therefore, the effective interest rate would be the stated rate divided by 360 x 365 days in the year.
First generation building improvements
Capital expenditures on first generation space, as defined below, that are not tenant improvement or leasing commission related.
First generation space
Space that is vacant at acquisition or space that was not consistent with the Company’s operating standards.
First generation tenant improvements and leasing commissions
Tenant improvements and leasing commissions incurred on first generation space as defined above.
Funds from operations (FFO)
Pursuant to the revised definition of funds from operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate funds from operations (FFO), by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash dividends. We believe that to further understand our performance, FFO should be compared with our reported net income and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.
Net operating income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, less discontinued operations, plus corporate general and administrative expense, acquisition and transaction costs, depreciation and amortization and interest expense, income from unconsolidated joint ventures, interest, other non-cash items and other income and gains from investments in securities. NOI is adjusted to include our pro-rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income, as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make dividends.
Replacement leases
Leases signed during the current period for space that had been previously leased at any point during the previous twelve months.
Prior escalated rent
Cash rent at expiration of the lease, including real estate tax and other operating expense reimbursements, multiplied by twelve.

Second generation capital expenditures
Represents building investments to maintain current revenues. These capital expenditures which may occur on a regular basis, may relate to repairs and maintenance that extend the useful life of an asset and are therefore capitalized. These costs are included in our calculation of AFFO.
Second generation space
Any space that is not first generation space.
Second generation tenant improvements and leasing commissions
Tenant improvements, leasing commissions, and other leasing costs incurred during leasing of second generation space.
Stated interest rate
The rate at which interest expense is recorded per the respective loan documents, excluding the impact of the amortization of any debt discounts/premiums and deferred financing costs.

New York REIT, Inc.

Management/Board of Directors

Executive Management Team		Board of Directors
Michael A. Happel	Chief Executive Officer	William M. Kahane	Executive Chairman of the Board of Directors
	and President	Former Chief Executive Officer
RCS Capital Corp.
Gregory W. Sullivan	Chief Financial Officer,
Chief Operating Officer,
	Treasurer and Secretary	P. Sue Perrotty	Independent Director, Audit Committee Chair
President and Chief Executive Officer
AFM Financial Services

		Robert H. Burns	Independent Director
Former Chairman and Chief Executive Officer
Regent International Hotels

		Randolph C. Read	Independent Director
President and Chief Executive Officer
Nevada Strategic Credit Investments, LLC

Company Information
Address:	405 Park Avenue, 14th floor
New York, NY 10022
Phone:	212-415-6500
Website:	www.nyrt.com